UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 31, 2020

Date of Report (Date of Earliest Event Reported)

United Royale Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-208978	98-1253258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

RM 405, 4/F, Energy Plaza, 92 Granville Road,

Tsim Sha Tsui, Kowloon, Hong Kong

(852) 2733-6100

(Address & telephone number of principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) On March 31, 2020, United Royale Holdings Corp. (the “Company”) engaged Zia Masood Kiani & Co (“Zia Masood Kiani”) as its principal accountant and dismissed TAAD, LLP (“TAAD”) from that role. The change in the Company’s principal accountant was approved by the Company’s Board.

The audit report of TAAD on the Company’s financial statements for the fiscal years ended December 31, 2019, 2018, 2017 and 2016 contained no adverse opinion or disclaimer of opinion. However, the audit reports of TAAD for the fiscal year ended December 31, 2019 and 2018, raised substantial doubt about the Company’s ability to continue as a going concern due to the Company’s net loss for the years ended December 31, 2019 and 2018.

During the Company’s four most recent fiscal years ended December 31, 2019, 2018, 2017 and 2016 and for the subsequent interim period through March 31, 2020, the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with TAAD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TAAD, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements.

During the Company’s four most recent fiscal years ended December 31, 2019, 2018, 2017 and 2016 and for the subsequent interim period through March 31, 2020, there was no “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

We have requested our independent accountants to furnish us as promptly as possible a letter addressed to the Commission stating whether the independent accountants agree with the statements made in this Form 8-K in response to this Item 4.01. A letter from TAAD addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to TAAD in this Current Report on Form 8-K. A copy of such letter is furnished hereto with the filing of this Current Report on Form 8-K.

(b) On March 31, 2020, the Company engaged Zia Masood Kiani as the Company’s new independent registered public accounting firm effective immediately. The retention of Zia Masood Kiani was approved by the Board of Directors. During the Company’s four most recent fiscal years ended December 31, 2019, 2018, 2017 and 2016 and for the subsequent interim period through March 31, 2020, neither the Company, nor anyone on behalf of the Company consulted with Zia Masood Kiani regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from TAAD, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 1, 2020

United Royale Holdings Corp.

By:	/s/ TEOH KOOI SOOI
Name:	TEOH Kooi Sooi
Title:	Chief Executive Officer, Treasurer, Director (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)